SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 27, 2005
MERCHANTS AND MANUFACTURERS BANCORPORATION, INC.

(Exact name of registrant as specified in its charter)
Wisconsin

(State or other jurisdiction of incorporation)

0-21292	39-1413328

(Commission File Number)	(I.R.S. Employer I.D. Number)

5445 South Westridge Drive
New Berlin, WI	53151

(Address of Principal Executive Offices)	(Zip Code)
262-827-6700

(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition
     On October 27, 2005, the Registrant issued a press release announcing its 2005 third quarter earnings. A copy of the press release is attached as Exhibit 99.1 to this report. The attached Exhibit 99.1 is furnished pursuant to Item 2.02 of Form 8-K.
     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(c)	Exhibits

The following exhibit is furnished herewith:

Exhibit 99.1 — Registrant’s October 27, 2005 press release announcing its 2005 third quarter earnings.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, Merchants and Manufacturers Bancorporation, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCHANTS AND MANUFACTURERS BANCORPORATION, INC.
Date: October 27, 2005	BY	/s/ Frederick R. Klug
Frederick R. Klug, Executive Vice President
and Chief Financial Officer

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